Arrangements with third party vendors to operate certain production facilities	12 Months Ended
Dec. 31, 2017
Arrangements With Third Party Vendors To Operate Certain Production Facilities [Abstract]
Arrangements With Third Party Vendors To Operate Certain Production Facilities Disclosure [Text Block]
(19)	Arrangements with third party vendors to operate certain production facilities

Since late 2015, the Company contracted with several vendors to allow them to operate certain of the Company’s polysilicon ingot and wafer production facilities with a renewable term of one year. These vendors pay the Company a monthly fee to operate these production facilities, reimburse the Company the salaries of the Company’s staff members employed at such facilities and utilities incurred for the operation of the facilities, and cover all other manner of operating, ancillary, and raw material expenses of such production. As part of the arrangement, the Company agrees to purchase all of the wafers so produced by the vendors. For the year ended December 31, 2015, 2016 and 2017, total amounts received for the use of the production facilities and the reimbursements of the salaries of the Company’s staff members employed at such facilities and utilities incurred for the operation of the facilities were RMB 180 million, RMB 431 million and RMB 278 million (US$ 43 million), respectively. Considering these amounts were in fact a reimbursement of the depreciation, salaries and utilities cost related to inventory purchased from these vendors, it was recorded in cost of revenue as a reduction of actual costs incurred.